EXHIBIT 32


            CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
                  AS ADOPTED PURSUANT TO SECTION 906
                  OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Raven Moon Entertainment, Inc. (the "Registrant") on Form 10-QSB for the period ended
March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joey DiFrancesco, Chief
Executive Officer of the Registrant, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: May 26, 2008		/s/ Joseph DiFrancesco
				---------------------------
				Joey DiFrancesco, President,
				Chief Executive Officer and
				Principal Financial Officer


In connection with the Quarterly Report of Raven Moon Entertainment, Inc. (the "Registrant") on Form 10-QSB for the period ended
March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Murphy, Chief
Financial Officer of the Registrant, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: May 26, 2008		/s/ Mark Murphy
				---------------------------
				Mark Murphy
				Chief Financial Officer